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                                                                   EXHIBIT 10.1


                      AGREEMENT AND PLAN OF REORGANIZATION

                  This Agreement and Plan of Reorganization is entered into as of this 27th day of October, 1999, by and among N.E.C. Properties, Inc., 6767 W. Tropicana Avenue, Suite 207, Las Vegas, Nevada 89103, a Nevada corporation, (hereinafter "NECD" or "Acquiror") and March Indy International, Inc., 280 Madison Avenue, Suite 800, New York, New York 10016, a Delaware corporation, (hereinafter "MAIN" or Acquiree); Tom Megas ("Megas") and Peter Voller ("Voller", each of Megas and Voller is sometimes referred to herein individually as a "Seller" and sometimes collectively as "Sellers").


                                    RECITALS

                  MAIN plans to reenter the Indy Racing Programme and further expand the business to offer its licensed Indy Programme consumer products, including upscale clothing, personal items and related products; and
                  NECD is a reporting public company under the Securities and Exchange Act of 1934, as amended, (the "Exchange Act"), whose common stock is traded in the over-the-counter market and prices for the common stock are quoted on the OTC Bulletin Board under the symbol NECD. NECD is not engaged in any significant operations other than the search for, identification and evaluation of possible acquisition candidates.
                  NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties, intending to be legally bound hereby agree as follows.



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                                    AGREEMENT

                                    ARTICLE 1

                   PLAN OF REORGANIZATION; EXCHANGE OF SHARES

                  1.1 PLAN OF REORGANIZATION. Sellers are the owners of all of the issued and outstanding common stock of Acquiree Corporation. It is the intention of the parties hereto that all of the issued and outstanding shares of capital stock of the Acquiree Corporation shall be acquired by Acquiror in exchange solely for shares of Acquiror's common stock ("Common Stock"). It is the further intention of the parties hereto that this entire transaction qualify as a tax-free exchange under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").
                  1.2 EXCHANGE OF SHARES. Acquiror and Sellers agree that all of the issued and outstanding capital stock of the Acquiree Corporation owned by Sellers shall be exchanged at Closing (as hereinafter defined) for 7,706,575 shares of Acquiror's Common Stock which will be allocated among the Sellers as shall be designated by Sellers not later than five (5) business days prior to the Closing. The shares of Acquiror's Common Stock to be received as a result of the exchange are sometimes referred to as the "Acquiror Shares".
                           (a)      The Acquiror Shares will be delivered to
Sellers on the Closing Date (as hereinafter defined) in exchange for the shares of the Acquiree Corporation owned by them. Sellers agree that they will hold such Acquiror Shares for investment purposes and not for public distribution and agree that the Acquiror Shares shall be "restricted shares", as that term is defined in Rule 144 of the Rules and Regulations of the Securities Act of 1933, as amended (the "Securities Act").

                           (b)      Unless and until the Acquiror Shares are
registered under the Securities Act, or until the restrictions under Rule 144 lapse, no Seller shall be entitled to transfer



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all or any of the Acquiror Shares to any person or party, unless the Seller first provides NECD with an opinion of counsel reasonably acceptable to NECD that the proposed transfer is exempt from registration under the Securities Act and other applicable securities laws. NECD shall be entitled to place a restrictive legend on all certificates evidencing ownership of the Acquiror Shares that provides notice of the provisions of this Section 1.2(b) and other applicable provisions of this Agreement. Such legend shall be substantially in the form set forth on Appendix A attached hereto.
                  1.3 CLOSING. Consummation of the transactions contemplated in this Agreement (the "Closing") will occur at 2:00 p.m. on November 10, 1999 (the "Closing Date"), and shall take place at the offices of Foreht Last Landau & Katz, LLP, 415 Madison Avenue, 16th Floor, New York, New York or at such other time and location as is mutually agreeable to each of the parties.

                                    ARTICLE 2

                        DELIVERIES BY NECD AT THE CLOSING

                  2.1 DELIVERIES BY NECD. In addition to all other items required to be delivered by NECD at the Closing under this Agreement, NECD shall deliver all of the following items to Sellers:
                  (a) the Acquiror Shares by delivery to Sellers of one or more share certificates (in such denominations as shall be specified by the Sellers) evidencing ownership thereof in the name of each Seller; each such certificate to bear a restrictive legend as provided for in Section 1.2(b) herein;
                  (b) a certified copy of NECD's articles of incorporation, as amended, as filed with the Secretary of State of Nevada, together with a certificate of NECD's Secretary, confirming that the Common Stock has been duly issued as required in this Agreement;



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                  (c) a current Certificate of Good Standing of NECD, issued by the Secretary of State of Nevada;
                  (d) all of the corporate records of NECD including, without limitation, the following: Certified copies of NECD's bylaws (as amended through the Closing Date), complete minute books and a copy of NECD's stockholders ledger as of a date 5 days before the Closing Date;
                  (e) (i) a quarterly financial statement (unaudited and in the format of a Form 10-QSB) dated as of September 30, 1999, and prepared by NECD's Chief Financial Officer or accountant in accordance with generally accepted accounting principles consistently applied in form and substance reasonably acceptable to the Sellers; (ii) a true, correct and complete copy of Form 10-SB 12G filed by NECD with the Securities and Exchange Commission (the "SEC"); (iii) a copy of NECD's Form 10-QSB for the period ended September 30, 1999; and (iv) a certificate from the President of NECD confirming that there has been no material adverse change in business assets, property or condition (financial or otherwise) of NECD since December 31, 1998;
                  (f) certificates of the Secretary and the President of NECD verifying the accuracy of all corporate records, financial records, other materials, or documents of NECD delivered or provided by NECD at or prior to the Closing, and confirming the accuracy and truthfulness on the Closing Date of all representations and warranties of NECD contained herein;
                  (g) resignations of all officers and of all members of the board of directors of NECD, and election in their place and stead, of nominees designated by Sellers, effective as of the Closing;
                  (h) certified copies of resolutions of the board of directors of NECD authorizing execution, delivery and performance of this Agreement and all agreements, documents, certificates



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of stock and other items to be delivered by NECD pursuant to this Agreement and in connection with the consummation of the transactions that are contemplated herein;
                  (i) a legal opinion of NECD's counsel addressed to the Sellers in form and substance mutually agreeable to the Sellers;
                  (j) copies of all contracts, loan agreements, memoranda and other documents or instruments (involving or potentially involving $2,500 or more) to which NECD is a party or by which it is bound or to which it or any of its assets is subject; and
                  (k) such other documents and instruments as may be reasonably requested by the Sellers.
                  2.2 OTHER DOCUMENTS AND INSTRUMENTS. It shall also be a condition of the Closing that NECD shall also deliver any and all such other documents and instruments of conveyance, assignment and transfer, and other items, as may be reasonably requested or necessary in order to vest good and marketable title to the Acquiror Shares in and to the Sellers, on the Closing Date. All instruments and other documents or instruments exchanged by the parties shall be in form as needed to effectuate the transactions contemplated by this Agreement or to evidence the same, and shall include any third party consents to the transactions contemplated herein that may be required by the provisions of any contracts, agreements or obligations to which NECD is a party, or by which NECD or any of its properties and assets are bound, or pursuant to which a change in the stock ownership of NECD is deemed to constitute an assignment or transfer requiring such consent or approval. These additional conveyances and transfers shall place the Sellers, on the Closing Date in actual possession and in full and complete ownership of the Acquiror Shares as provided herein.




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                                    ARTICLE 3

                    DELIVERIES BY THE SELLERS AT THE CLOSING

                  3.1 DELIVERIES BY THE SELLERS. In addition to all other items required to be delivered by the Sellers at the Closing under this Agreement, at the Closing the Sellers shall deliver all of the following items to NECD:
                  (a) 100% of the outstanding capital stock of MAIN, by delivery to NECD of one or more share certificates evidencing ownership of the stock of said corporation, endorsed by Sellers, or with duly executed blank stock powers signed by Sellers with such signatures guaranteed;
                  (b) certified copies of the Acquiree Corporation's articles of incorporation, together with an officers certificate that the stock of MAIN has been duly transferred on the books and records, and in the stock transfer ledgers of such corporation, as required in this Agreement;
                  (c) a current Certificate of Good Standing of the Acquiree Corporation, issued by the Secretary of the State of Delaware as well as by the Secretary of the State of any other jurisdiction in which the Acquiree Corporation is authorized to conduct business;
                  (d) corporate records of the Acquiree Corporation consisting of at least the following: copies of the Acquiree Corporations' bylaws, complete minute books and a copy of the Acquiree Corporation's stock transfer ledger;
                  (e) a balance sheet of the Acquiree Corporation dated as of December 31, 1998 prepared by the controller or accountant of the Acquiree Corporation in accordance with generally accepted accounting principals consistently applied;
                  (f) certificates of the Secretary and the Vice President or the President of the Acquiree Corporation verifying the accuracy and authenticity of all corporate records, financial statements, other materials, disclosures or documents pertaining to the Acquiree Corporation delivered or provided by the Sellers at the Closing, and confirming the accuracy on the Closing Date



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of all representations and warranties of the Sellers and the Acquiree
Corporation as contained herein and that with respect to financial statements there are no material adverse changes since December 31, 1998;
                  (g) certified copies of resolutions of the board of directors and shareholders of MAIN authorizing execution and delivery of this Agreement by such corporation and consummation of all of the transactions that are contemplated herein;
                  (h) a legal opinion of the Acquiree Corporation's counsel addressed to NECD in form and substance mutually agreeable to NECD and MAIN; and
                  (i) a letter from the independent accountants engaged by MAIN to prepare the financial statements required by Item 7 of Securities Exchange Act Form 8-K stating that they reasonably believe such financial statements will be ready within thirty (30) days of the Closing Date, or such other assurances with respect to the availability of the required financial statements as are acceptable to NECD.
                  3.2 OTHER DOCUMENTS AND INSTRUMENTS. The Acquiree Corporation shall also deliver to NECD any and all such other documents and information and such other items, as may be reasonably requested or necessary in order and to provide NECD with material information about the business and affairs of the Acquiree Corporation on or prior to the Closing Date. All instruments and other documents or instruments exchanged by the parties shall be in the form as needed to effectuate the transactions contemplated by this Agreement or to evidence the same, and shall include any third party consents to the transactions contemplated herein that maybe required by the provisions of any contracts, agreements or obligations to which the Acquiree Corporation is a party or pursuant to which a change in the stock ownership of the Acquiree Corporation is deemed to constitute an assignment or transfer requiring such consent or approval.



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                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF NECD

                  NECD hereby represents and warrants to, and covenants with the Sellers and the Acquiree Corporation, that the representations and warranties set forth in this Article 4 are true, correct, accurate and complete in any and all respects as of the date of this Agreement, and that the same will be true, correct, accurate and complete in all respects on and as of the Closing Date, as though made on that date, except to the extent any such representations and warranties expressly relate to an earlier date. The representations and warranties set forth in this Article 4 shall be modified by and shall be deemed to include information expressly set forth in the NECD Disclosure Schedule attached hereto (the "NECD Disclosure Schedule") which is incorporated herein by reference and made a part of this Agreement. The NECD Disclosure Schedule will be arranged in paragraphs and subparagraphs that correspond to the designation of sections set forth in this Article 4.
                  4.1 ORGANIZATION OF NECD. NECD is a corporation that is duly organized, validly existing, and in good standing in all material respects under the laws of the State of Nevada and such other jurisdictions in which the nature of its business requires it to be authorized to qualify as a foreign corporation.
                  4.2 AUTHORIZATION OF TRANSACTION. NECD has full, actual and legal corporate power and corporate authority to execute and deliver this Agreement and to perform this Agreement and to consummate the transactions contemplated hereby and the execution, delivery and performance of this Agreement and the transactions contemplated hereby have been authorized and approved by the Board of Directors of NECD.




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                  4.3 ENFORCEABLE OBLIGATION. This Agreement constitutes the valid and legally binding obligation of NECD, enforceable against NECD in accordance with its terms except as they may be limited by applicable laws of bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors rights generally, and to general equitable principles.
                  4.4 NON-CONTRAVENTION. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby by NECD will (i) violate any statute, law, regulation, rule, judgement, order, decree, stipulation, injunction, charge, or other restriction of any government, government agency, or state or federal court to which NECD or any of the Acquiror Shares are subject or any provision of the articles of incorporation or bylaws or similar governing rules or documents of NECD, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any governmental rule, law or regulation of any state or federal court or under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage or instrument of indebtedness or under any other arrangement to which NECD is a party or by which NECD or any of the Acquiror Shares are bound or to which NECD or any of the Acquiror Shares is subject, (iii) nor result in the imposition of any lien, encumbrance, claim or security interest in, to or affecting any of the properties or assets of NECD or any of the Acquiror Shares. NECD does not have to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any local federal or state government or governmental agency or regulatory authority in order for NECD to execute, deliver and perform this Agreement and consummate the transactions contemplated by this Agreement (other than the notice required as set forth in Section 1.3 herein) nor would the failure to do so have a material adverse



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effect on the ability of NECD to consummate the transactions contemplated by this Agreement or have an adverse affect on any of the Acquiror Shares.
                  4.5 THE ACQUIROR SHARES. (a) Schedule 4.5(a) sets forth as of the date hereof the number of issued and outstanding shares of NECD Common Stock, all of which are duly authorized, validly issued, fully paid and non-assessable. (b) As of the Closing Date the Acquiror Shares will be duly and validly issued and will be fully paid and non-assessable and the Sellers will acquire legal and beneficial ownership to such shares free and clear of all liens, mortgages claims or other encumbrances of any kind or nature whatsoever. The Acquiror Shares will be restricted stock consistent with Section 1.2 of this Agreement. Title to the Acquiror Shares will be in the name of the Sellers in the official records of NECD and in the records of NECD's stock transfer agent.
Schedule 4.5(b) attached hereto sets forth a true, correct and complete listing of the capitalization of NECD after giving effect to the transactions contemplated by this Agreement. (c) There are no outstanding warrants that at the Closing there will be no warrants, options, convertible securities or other interests or rights pre-emptive or otherwise to acquire any class of securities of NECD other than those set forth on Schedule 4.5(c). All outstanding options will be terminated prior to Closing at no cost to NECD and no additional securities of NECD will be issued prior to the Closing.
                  4.6 LITIGATION. NECD is not subject to any unsatisfied judgement, order, decree, stipulation, injunction, or charge nor is it a party to or to the best of NECD's knowledge, threatened to be made a party to any charge, complaint, action, suit, hearing, investigation or other proceeding of or in any court or quasi-judicial or administrative agency of any federal, state, or local jurisdiction or before any arbitrator that relates in any way, directly or indirectly, to the transactions contemplated in this Agreement or could have a material adverse affect on the business, assets, properties or condition (financial or otherwise) of NECD.



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                  4.7 MATERIAL INFORMATION. At or prior to the Closing NECD will deliver to Sellers the NECD Disclosure Schedule as well as NECD's registration statement on Form 10-SB 12G, and all of its Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission. Each of such Reports provide the Sellers with all material, financial and other information concerning NECD and each such Report is true as of the date of this Agreement and correct and complete and comply with applicable requirements of the Exchange Act. As of the Closing, no representation or warranty by NECD, nor any statement or certificate furnished or to be furnished to the Sellers pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the representation, warranty, statement or certificate not misleading.
                  4.8 DOCUMENTATION. Prior to the Closing NECD will deliver to the Sellers, materially correct, accurate and complete copies of all of the contracts in the amount of $2,500 or more, and agreements and documents that relate to NECD or the Acquiror Shares in any way. As to each such contract, agreement, or document (collectively, each "NECD Contract"):
                  (a) except as otherwise noted on the NECD Disclosure Schedule, each NECD Contract is the legal, valid, binding and enforceable obligation of the parties thereto enforceable against such parties in accordance with their terms;
                  (b) NECD is not in breach or default under any such Contract and to the knowledge of NECD, no other party to any NECD Contract is in breach or default, of any such Contract, nor has any event occurred with respect to NECD which with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration of any NECD Contract;




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                  (c) to the knowledge of NECD , no party to any Contract has repudiated; breached or anticipatorily breached any provision thereof, nor is there any reason to believe that any such event is likely to occur or may occur in the future;
                  (d) to the knowledge of NECD , there are no disputes, oral agreements or forbearance programs in effect as to any NECD Contract; and
                  (e) NECD has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in any NECD Contract.
                   4.9     LEGAL COMPLIANCE.
                  (a) NECD has complied in all material respects with all applicable federal, state and local laws and all applicable rules and regulations of any government agency or regulatory body, and no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand, or notice has been filed or commenced against NECD alleging any failure to comply with any such law, regulation or rule, and to the knowledge of NECD, none is presently threatened.
                  (b) NECD has complied in all material respects with all applicable laws, rules and regulations relating to employment and labor relations, employee civil rights, and equal employment opportunities.
                  4.10 RESTRICTED STOCK. NECD understands that the shares of stock of the Acquiree Corporation is to be acquired for its own account for investment purposes and will not be registered with the Securities and Exchange Commission, and that transferability of the stock will be subject to the provisions and restrictions of state and federal securities laws and that a restrictive legend will be placed on each stock certificate as provided for in
Section 1.2(b) hereof.



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                  4.11 THIRD PARTY CONSENTS. No third party consent is required to be obtained by NECD in connection with the execution, delivery and performance of this Agreement or with respect to the transactions contemplated in this Agreement.
                  4.12 DUE DILIGENCE PERIOD. During the time period from the effective date of this Agreement until the Closing Date (the "Due Diligence Period"), Sellers shall be entitled to investigate NECD, review its files, visit NECD's business premises and to talk with officers of NECD and to meet with any and all other third parties, public and private, and to perform such other due diligence reviews and investigations pertaining to the transaction contemplated in this Agreement as Sellers determine is necessary or proper. Sellers agree to keep confidential and not use for their own benefit, except in accordance with this Agreement, any information or documentation obtained in connection with any such investigation.
                  4.13 TRADING STATUS. NEC's common stock has been approved by the NASD for trading on the OTC Bulletin Board, symbol "NECD".
                  4.14 PRE-CLOSING MATTERS. Prior to or contemporaneous with the Closing NEC will have
                  (a) forward split its 1,860,000 shares 1.77 for 1 to 3,292,200 shares;
                  (b) sent the notice of the forward split required by Rule 10b-17; and
                  (c) filed a notice with the SEC under Rule 14f-1;
                  (d) changed the name of NECD to "March Indy International, Inc.".



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                                    ARTICLE 5

                  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                      THE ACQUIREE CORPORATION AND SELLERS

                  The Acquiree Corporation represents and warrants to, and covenants for the benefit of NECD, that the representations and warranties set forth in this Article 5 are true, correct, accurate and complete in any and all respects as of the date of this Agreement, and that the same will be true, correct, accurate and complete in all respects on and as of the Closing Date, as though made on that date, except to the extent any such representations and warranties expressly relate to an earlier date. The representations and warranties set forth in this Article 5 shall be modified by and shall be deemed to include Acquiree Corporation's information expressly set forth in the Acquiree Corporation's Disclosure Schedule attached hereto (the "Acquiree Corporation's Disclosure Schedule") which is incorporated herein by reference and made a part of this Agreement. The Acquiree Corporation's Disclosure Schedule will be arranged in paragraphs and subparagraphs that correspond to the designation of sections set forth in this Article 5.
                  5.1 ORGANIZATION OF THE ACQUIREE CORPORATION. The Acquiree Corporation is a corporation that is duly organized, validly existing, and in good standing in all material respects under the laws of the State of Delaware and such other jurisdictions in which the nature of its business requires it to be authorized to qualify as a foreign corporation. The description of the Acquiree Corporation's Stock that is contained in Schedule 5.1 attached is a true, correct, complete and accurate description. The Sellers own 100% of all of the issued and outstanding stock of the Acquiree Corporation and, upon the effectiveness of the Closing, NECD will acquire legal and beneficial ownership to such shares free and clear of liens, mortgages, claims or other encumbrances of any kind or nature whatsoever. There are no warrants, options, convertible securities or other interests or rights to acquire securities of the Acquiree Corporation.
                  5.2 AUTHORIZATION OF TRANSACTION. The Acquiree Corporation has full, actual and legal corporate power and corporate authority to execute and deliver this Agreement and to




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perform this Agreement and to consummate the transactions contemplated hereby and the execution, delivery and performance of this Agreement and the transactions contemplated hereby have been authorized and approved by the Board of Directors of and Shareholders of the Acquiree Corporation.
                  5.3 ENFORCEABLE OBLIGATION. This Agreement constitutes the valid and legally binding obligation of the Acquiree Corporation and Sellers, enforceable against each of them in accordance with its terms except as enforcement may be limited by applicable laws of bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors rights generally, and to general equitable principles.
                  5.4 NON-CONTRAVENTION. Except as noted in the Acquiree Corporation's Disclosure Schedule, neither the execution, delivery and performance of this Agreement by the Acquiree Corporation and Sellers, nor the consummation of the transactions contemplated hereby will (i) violate any statute, law, regulation, rule, judgement, order, decree, stipulation, injunction, charge, or other restriction of any government, government agency, or state or federal court to which the Acquiree Corporation or any of the Acquiree Shares are subject, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any governmental rule, law or regulation of any state or federal court or under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage or instrument of indebtedness or under any other arrangement to which the Acquiree Corporation or any of the Acquiree Shares are subject. Except as noted in the Acquiree Corporation's Disclosure Schedule, neither the Acquiree Corporation nor the Sellers have to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any local federal or state government or governmental agency or regulatory authority




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in order for the parties to execute, deliver and perform this Agreement and consummate the transactions contemplated by this Agreement.
                  5.5 DOCUMENTATION. Prior to the Closing, the Acquiree Corporation will deliver to NECD true, correct, accurate and complete copies of all of the material contracts, agreements and documents that comprise or relate to the Acquiree Corporation, or the Acquiree Shares in any way. As to each such contract, agreement, or document (collectively, each an "Acquiree Contract"):
                  (a) except as noted in the Acquiree Corporation's Disclosure Schedule, each Acquiree Contract is the legal, valid, binding and enforceable obligation of the parties thereto enforceable against such parties in accordance with their terms;
                  (b) to the knowledge of the Acquiree Corporation, no party to any Acquiree Contract is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration of such Acquiree Contract;
                  (c) to the knowledge of the Acquiree Corporation, no party to any Acquiree Contract has repudiated, breached, or anticipatorily breached any provision thereof, nor is there any reason to think that any such is likely to occur or may occur in the future;
                  (d) to the knowledge of the Acquiree Corporation, there are no disputes, oral agreements, or forbearance programs in effect with respect to any Acquiree Contract; and
                  (e) the Acquiree Corporation has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in any Acquiree Contract.
                  5.6 LITIGATION. The Acquiree Corporation, is not subject to any unsatisfied judgement, order, decree, stipulation, action, suit, proceeding, hearing, or investigation of or in any court or quasi-judicial or administrative agency of any federal, state or local jurisdiction or before




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any arbitrator that relates in any way, directly or indirectly to the transactions contemplated in this Agreement or could have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Acquiree Corporation.
                  5.7      LEGAL COMPLIANCE
                  (a) The Acquiree Corporation has complied in all material respects with all applicable rules and regulations of any federal, state, and local governmental agency or regulatory body and no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand, or notice has been filed or commenced against the Acquiree Corporation alleging any failure to comply with any such law, rule or regulation and to the knowledge of Acquiree Corporation, none is presently threatened.
                  (b) The Acquiree Corporation has complied in all material respects with all applicable laws, rules and regulations relating to the employment, labor relations, employee civil rights, and equal employment opportunities.
                  5.8 MATERIAL INFORMATION. As of the date of this Agreement and as of the Closing Date no representation or warranty by the Acquiree Corporation, nor any statement or certificate furnished or to be furnished by the Acquiree Corporation to NECD pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the representation, warranty, statement or certificate not misleading.
                  5.9 REGISTRATION REPRESENTATIONS. The Sellers are acquiring the Acquiror Shares for the Sellers' account, for investment purposes only and not with a view to the resale or other



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distribution thereof, in whole or in part. As stated above, the Sellers are aware that as of the Closing Date the Acquiror Shares have not been and will not be registered under the Securities Act and that NECD provides no assurance that the Acquiror Shares will ever be registered the Securities Act. Each of the Sellers is willing and able and agrees to bear the economic risk of investment in the Acquiror Shares and the Additional Acquiror Shares for an indefinite period of time, and each is capable of bearing that risk. Sellers represent that they are "Accredited Investors" as that term is defined in Regulation D of the Securities Act.
                  5.10 THIRD PARTY CONSENTS. All third party consents required to be obtained by the Acquiree Corporation and Sellers in order to consummate the transactions contemplated in this Agreement are listed in the Acquiree Corporation's Disclosure Schedule.
                  5.11 DUE DILIGENCE PERIOD. During the time period from the effective date of this Agreement until the Closing date (the "Due Diligence Period"). NECD shall be entitled to investigate the Acquiree Corporation, review its files, to visit the Acquiree Corporation's business premises and to talk with officers and employees of Acquiree Corporation and to meet with any and all other third parties, public and private, and to perform such other due diligence reviews and investigations pertaining to the transactions contemplated in this Agreement as NECD determines is necessary or proper. NECD agrees to keep confidential and not use for its own benefit, except in accordance with this Agreement, any information or documentation obtained in connection with any such investigation.
                  5.12 FINANCIAL STATEMENTS. Within thirty (30) days after the Closing there will be attached to this Agreement as Exhibit E the audited financial statements of Acquiree Corporation as of December 31, 1998 as prepared by Feldman Serb Horowitz & Co., P.C., independent accountants (the "Financial Statements") and unaudited Financial Statements of Acquiree

Corporation as September 30, 1999 prepared by Acquiree Corporation and certified by an officer of Acquiree Corporation (the "Unaudited Financial Statements). The Financial Statements and the Unaudited Financial Statements will have been prepared in accordance with generally accepted accounting principles consistently applied and will fairly present in all material respects the financial position of Acquiree Corporation as of December 31, 1998 and September 30, 1999 and for the periods then ended. Since the date of the Financial Statements, there will have been no material adverse change in the financial condition of the Acquiree Corporation. Acquiree Corporation will have no liabilities, commitments or obligations, contingent or otherwise, not shown on the Financial Statements or Unaudited Financial Statements and further represents that such Financial Statements and Unaudited Financial Statements will show that its liabilities do not exceed $300,000 U.S. and that at Closing it will have not less than $2,000,000 in shareholders equity. The Financial Statements and Unaudited Financial Statements will consist of Balance Sheets, Statements of Operations, Statements of Shareholders Equity and Statements of Cash Flows.

                                   ARTICLE 6

                              CONDITIONS PRECEDENT

                  6.1 Conditions Precedent to the Obligations of NECD. The following are conditions precedent to the obligation of NECD to consummate the transaction contemplated hereby. Any condition listed below may be waived by NECD at or prior to the Closing Date.
                  (a) Delivery to NECD of all information and materials required to be delivered under any provision of this Agreement;
                  (b) Receipt of all necessary third party consents to be obtained by the Acquiree Corporation or the Sellers;

                  (c) Performance by each Seller of all of his obligations under this Agreement that are required to be performed prior to Closing;
                  (d) MAIN owns the assets and business described in its Business Plan attached hereto;
                  (e) The representations and warranties by the Acquiree Corporations and Sellers in connection with this Agreement are true and correct as of the Closing, except to the extent any such representation or warranty expressly relates to an earlier date;
                  (f) Compliance with applicable conditions precedent required by Article 7 herein; and
                  (g) Receipt of assurances provided for in Section 3.1(i) of
Article 3 herein.
                  6.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLERS. The following are conditions precedent to the obligations of Sellers to consummate the transaction contemplated hereby. Any condition listed below may be waived by the Sellers at or prior to the Closing Date.
                  (a) Delivery to the Sellers of all information and materials required to be delivered by NECD under any provision of this agreement;
                  (b) Receipt of all necessary third party consents to be obtained by NECD;
                  (c) As of the Closing Date NECD's Common Stock will be trading on the OTC Bulletin Board (Symbol NECD) and that it will have approximately 35 shareholders of record and that its authorized capitalization will consist of no preferred shares, 25,000,000 shares of Common Stock, no par value, of which 3,292,200 shares will be issued and outstanding after giving effect to a 1.77 to 1 forward stock-split;
                  (d) As of the Closing Date NECD shall have no assets or liabilities or obligations of any nature or kind whatsoever;

                  (e) NECD will be a reporting issuer under Section 12(g) of the Securities Exchange Act of 1934 on or before the Closing Date, and will have filed all reports required to be filed as at the Closing;
                  (f) Performance by NECD of all of its obligations under this Agreement that are required to be performed prior to Closing;
                  (g) Compliance with applicable conditions precedent required by Article 7 herein; and
                  (h) The representations and warranties by NECD in connection with this Agreement are true and correct as of the Closing except to the extent any such representation or warranty expressly relates to an earlier date.
                  6.3 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF NECD AND SELLERS. All Exhibits to the Agreement shall have been completed and furnished to both parties and shall be mutually satisfactory to both parties.
                  6.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties contained in this Agreement shall survive the Closing and shall continue to be the obligations of the parties for a period of one year after the date of the Closing.

                                    ARTICLE 7

               OTHER COVENANTS AND CONDITIONS TO THE TRANSACTIONS

                  The following are conditions precedent to the obligation of Sellers and NECD as the case may be to consummate the transactions contemplated by this Agreement and certain post-closing covenants.

                  7.1 TERMINATION OF EMPLOYMENT AND OTHER AGREEMENTS. As set forth in Exhibit A, all employment, Stock Option and other compensation or employee benefit agreements shall have been terminated on or before the Closing with no future obligation with respect thereto to any present employee, officer, director or shareholder of NECD, all of which shall have been released to the satisfaction of the Sellers.
                  7.2 CHANGE OF NAME, STOCK SPLIT. NECD agrees to effectuate the following before or contemporaneous with the Closing: (i) changing the name of NECD to March Indy International, Inc. or any other suitable name requested by Sellers reflecting the new business of the corporation and (ii) a 1.77 for 1 forward stock split of NECD's Common Stock.

                                    ARTICLE 8

                                     CLOSING

                  8.1 ACTIONS TO BE TAKEN. At the Closing the following actions shall be taken:
                  (a) NECD shall confirm that the deliveries by Sellers set forth in Article 3 herein have been completed and are satisfactory and that all conditions precedent to NECD's obligation to consummate the transaction contemplated by this Agreement have been satisfied.
                  (b) Sellers shall confirm that deliveries by NECD set forth in Article 2 herein have been completed and are satisfactory and that all conditions precedent to NECD's obligation to consummate the transaction contemplated by this Agreement have been satisfied.
                  (c) The then officers and Directors of NECD shall resign seriatum and shall be replaced with those persons designated by Sellers.
                  8.2 OPERATION OF BUSINESS. Between the date of this Agreement and the Closing, NECD shall continue to operate the business in the ordinary course and consistent with past practices, and shall not engage in any transaction which is not in the ordinary course of business.

                                    ARTICLE 9

                               GENERAL PROVISIONS

                  9.1 COSTS AND FEES. If any party breaches any provision of this Agreement, the breaching party agrees to pay the non-breaching party all reasonable attorney's fees, expert witness fees, investigation costs, costs of tests and analysis, travel and accommodation expenses, deposition and trial transcript costs, court costs and other costs and expenses incurred by the non-breaching party in enforcing this Agreement and/or preparing for legal or other proceedings, at the trial or appellate level, whether or not such proceedings are instituted. If any legal or other proceedings are instituted, the party prevailing in any such proceeding shall be paid all of the aforementioned costs, expenses and fees, by the other party, and if any judgement is secured by such prevailing party, all such costs, expenses, and fees shall be included in such judgement. References in this paragraph to "legal proceedings" refer to litigation as well as arbitration proceedings and any other similar or related proceedings.
                  9.2 WAIVER. No delay by a party in exercising any right or remedy shall constitute a waiver of a party's rights under this Agreement, and no waiver by any party of the breach of any covenant of this Agreement by the other shall be construed as a waiver of any proceeding or succeeding breach of the same or any other covenant or condition of this Agreement.
                  9.3 BROKER. Each party represents to the other that such party has not dealt with any person acting as a broker in connection with this transaction.
                  9.4 TERMINATION. This Agreement may, by notice given prior to or at the Closing, be terminated:
                  (a) by either NECD or Sellers if a material breach of any provision of this Agreement has been committed by the Sellers and/or the Acquiree Corporation in the case of NECD, and NECD, in the case of the Sellers and such breach has not been waived;
                  (b) (i) by NECD if any of the conditions in Sections 6.1 and
6.3 of Article 6 have
not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of NECD to comply with any of its obligations under this Agreement) and Sellers have not waived such condition on or before the Closing Date; or (ii) by Sellers, if any of the conditions in Sections 6.2 and 6.3 of Article 6 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Sellers to comply with their obligations under this Agreement) and NECD has not waived such condition on or before the Closing Date;
                  (c) by mutual consent of NECD and Sellers; or
                  (d) by either NECD or Sellers if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before December 31, 1999, or such later date as the parties may agree upon.
                  9.5 NOTICES. No notice, consent, approval, or communication provided for herein or given in connection herewith shall be validly given, made, delivered, or served unless it is in writing and delivered personally, sent by overnight courier, or sent by registered or certified United States Mail, postage prepaid, with return receipt requested, to the addresses for each Party set forth below. Any Party hereto may from time to time change its address by notice to the other parties given in the manner provided herein. Notices, consents, approvals, and communications by mail in the United States mail in the manner provided above or upon delivery to the respective addresses set forth above if delivered personally or sent by overnight courier. Addresses of the parties are the following:
                  To                N.E.C Properties, Inc.:
                                    6767 W.  Tropicana Avenue
                                    Suite 207
                                    Las Vegas, Nevada 89103

                  With a copy to:
                                    Ronald J. Stauber
                                    1880 Century Park East - Suite 300
                                    Los Angeles, California 90067

                  To the Acquiree Corporations:
                                    March Indy International, Inc.
                                    950 Third Avenue - Suite 2500
                                    New York, New York 10022

                  To the Sellers:
                                    Tom Megas
                                    11 Horbury Cresent
                                    London WI
                                    U.K.

                                    Peter Voller
                                    14 Lennox Gardens
                                    London SW1X ODG
                                    U.K.

                  With a copy to:
                                    Foreht Last Landau & Katz, LLP
                                    415 Madison Avenue
                                    New York, New York 10017
                                    Attention: Peter Landau, Esq.

                  9.6 INTERPRETATION AND TIME. The captions of the paragraphs of this Agreement are for convenience only and shall not govern or influence in the interpretation hereof. This Agreement is the result of negotiations among the parties and accordingly, shall not be construed for or against any party regardless of which party drafted this Agreement or any portion thereof. Time is of the essence under this Agreement.
                  9.7 SUCCESSORS AND ASSIGNS. All of the provisions hereof shall inure to the benefit of and for binding upon the successors and permitted assigns of the parties hereto. This Agreement may not be assigned by any party hereto, without the written consent of the other party hereto.

                  9.8 NO PARTNERSHIP. This Agreement is not intended to, and nothing contained in this Agreement shall, create any partnership, joint venture or other similar arrangement among the parties.
                  9.9 FURTHER ASSURANCES. Each of the parties shall execute and deliver all such other documents and perform such other acts, in addition to execution and delivery of this Agreement as are from time to time necessary in order to carry out the purposes, matters and transactions that are contemplated in this Agreement.
                  9.10 INCORPORATION OF EXHIBITS. All exhibits attached to this Agreement are hereby incorporated herein by reference.
                  9.11 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflict of law provisions or principles of that State, and shall be construed as a contract between citizens of such State.
                  9.12 DATE OF PERFORMANCE. If the date of performance of any obligations or the last day of any time period provided for herein should fall on a Saturday, Sunday or legal holiday, then said obligation shall be due and owing and said time period shall expire, on the first day thereafter which is not a Saturday, Sunday or legal holiday. Except as may otherwise be set forth herein, any performance provided for herein shall be timely made if completed no later than 5:00 P.M., Pacific time, on the day of performance.
                  9.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts. This Agreement may be signed by original signatures or by fax signatures. Any set of counterparts of this Agreement, whether faxed or originals or both, showing signatures by all parties, taken together, shall constitute a single copy of this Agreement.

                  9.14 RESOLUTION OF DISPUTES. In the event of any disputes among the parties as to their rights and obligations under this Agreement, including, but not limited to, any question as to whether or not a party has performed its obligations fully or remedied an alleged breach and any and all other disputes arising under this Agreement, shall be resolved as follows:
                  (a) The parties shall submit their dispute to at least four (4) hours of mediation in accordance with the mediation procedures of American Arbitration Association ("AAA"). Any mediation session shall be held in the City of Wilmington and State of Delaware.
                  (b) In the event the dispute does not then settle within 15 calendar days after the first mediation session, the parties agree to submit the dispute to arbitration which shall be held in the City of Wilmington and State of Delaware in accordance with the Rules of the AAA (except as modified in this Agreement). The submission to arbitration hearing shall be no later than 45 calendar days after the first mediation session. The parties agree that arbitration shall be the exclusive means of resolving any such dispute.
                  (c) The arbitrator or arbitrators conducting the arbitration hearing shall render the arbitration decision in writing, which writing shall explain the reasoning and basis for the decision. The decision of the arbitrator or arbitrators shall be conclusive and binding on the parties and no subject to any judicial review or appeal. The decision of the arbitrator or arbitrators may be enforced in any court of competent jurisdiction.
                  (d) The parties agree to share equally the costs of mediation. However, if the dispute is settled through arbitration, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorney's fees, to enforce its rights hereunder, in addition to any damages recovered, as provided in "Costs and Fees" in Section 9.1 above.

                  9.15 ASSIGNMENT. No party shall assign this Agreement, nor any interest arising herein, without the written consent of the other parties.
                  9.16 RECITALS. The recitals set forth above are a part of this Agreement.
                  IN WITNESS WHEREOF, parties hereto have affixed their signatures on the date set forth to be effective as of the year and day first above written.


                                 N.E.C. Properties, Inc., a Nevada corporation



Date: October 27, 1999           By:   /s/ Vivian M.  Kreuger
     -----------------------        -------------------------------------------
                                          Name: Vivian M.  Kreuger
                                          Its: President

                                 March Indy International, Inc.
                                 a Delaware corporation


Date: October 28, 1999           By:   /s/ Tom Megas
      ----------------------        -------------------------------------------
                                       Name: Tom Megas
                                       Its: President

Date: October 28, 1999               /s/ Tom Megas
     -----------------------     ----------------------------------------------
                                 Tom Megas, Seller


Date: October 28, 1999               /s/ Peter Voller
     -----------------------     ----------------------------------------------
                                 Peter Voller, Seller





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